CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS I: AMG MANAGERS BRANDYWINE ADVISORS MID CAP GROWTH FUND, AMG MANAGERS BRANDYWINE FUND, AMG MANAGERS BRANDYWINE BLUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	April 29, 2016	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti
Principal Executive Officer

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS I: AMG MANAGERS BRANDYWINE ADVISORS MID CAP GROWTH FUND, AMG MANAGERS BRANDYWINE FUND, AMG MANAGERS BRANDYWINE BLUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	April 29, 2016	/s/ Donald S. Rumery
Donald S. Rumery
Principal Financial Officer